SUPPLEMENT DATED OCTOBER 1, 2003 TO THE
                       FIRST INVESTORS SHAREHOLDER MANUAL
                                DATED MAY 1, 2003

To comply with rules issued under the USA PATRIOT Act, effective October 1, 2003, the following requirements will apply to the opening of mutual fund accounts in First Investors Funds ("FI Funds"). These requirements are in addition to the other requirements that are set forth in this manual for opening accounts and effecting transactions. These requirements apply both to accounts established by First Investors Corporation and to accounts established by independent dealers, unless such accounts are omnibus accounts, they are opened through FundSERV, or they are otherwise exempt from the USA PATRIOT Act requirements by statute or rule.

     1. INFORMATION REQUIRED TO OPEN AN ACCOUNT. We will not open any mutual fund account for a new customer unless we have received the following information about the customer.
          a. U.S. CITIZENS. We will require the customer's name, residential street address in the U.S. or Army Post or Fleet Post Office number, birth date, and taxpayer identification number ("TIN"). For joint accounts, we will require this information for each joint tenant.
          b. NON-U.S. CITIZENS. In addition to the information in item 1.a., we will require the customer's country of origin and a photocopy of an unexpired green card or a photocopy of an identification card with a photograph issued by the U.S. government, a state, or a federal or state agency. For joint accounts, we will require this information for each joint tenant. We will not open new customer accounts for non-U.S. citizens who do not have a residence in the U.S.
          c. U.S. CORPORATIONS. We will require the entity's name, U.S. business address, and TIN. If we cannot verify the identity of the entity using non-documentary methods, we will require documentary proof of the existence and identity of the entity, such as a certified copy of the company's complete articles of incorporation signed by the secretary of the corporation, a certificate of good standing issued by the secretary of a state, a government-issued business license, or a bank reference by a U.S. bank on the bank's letterhead. To avoid the risk that we may not be able to verify the identity of an entity by non-documentary means, we recommend that you furnish documentary proof of the entity's identity when you apply to open the account. We will not open a new customer account for any entity that is organized or has its business address outside of the U.S.
          d.   U.S.  PARTNERSHIPS.  We will  require  the  entity's  name,  U.S.
               business address, TIN, and a copy of the complete partnership agreement.
          e. U.S. TRUSTS. We will require the name of the trust, its address, TIN, and a copy of the full trust instrument.
          f. MINORS, PERSONS WHO LACK LEGAL CAPACITY, AND ASSOCIATIONS THAT ARE NOT LEGAL ENTITIES. We will treat the person who opens an account for a minor, a person who lacks legal capacity, or an association that is not a legal entity, as the customer for purposes of complying with the USA PATRIOT ACT. We will require the information set forth in item 1.a or 1.b., as appropriate, from that person. We will also require identifying information for a minor or ward.
     2. VERIFICATION OF INFORMATION. We will attempt to verify the identity of the customer within a reasonable time after opening the account using the information or documents that are provided to us.
     3. STEPS TO BE TAKEN IF WE ARE UNABLE TO VERIFY CUSTOMER'S IDENTITY. We will restrict the customer's account within a maximum of sixty (60) days of its opening if we have not been able to verify the customer's identity to our satisfaction based upon the information or documents that are provided to us. We will liquidate the account at the current net asset value within a maximum of ninety (90) days of its opening if we have not been able to verify the customer's identity to our satisfaction based upon the information and documents that are provided to us. We are not responsible for any loss that may occur to the customer as a result of our decision to restrict or liquidate the account.
     4. EXISTING CUSTOMERS. The foregoing procedures are not applicable to existing shareholders of the FI Funds provided that we have their correct names, addresses, and social security numbers. If existing shareholders have not provided us with such information, we will require additional information from them before we will open new fund accounts for them directly or indirectly through an exchange.

If you would like to seek clarification of, or request an exception to, any of these policies, please call us at 1-800-423-4026, before you attempt to open the account.

The following sentence is deleted from page 9: "Purchases made 90 days before the date of an LOI may, at your request, be included, in which case the 13 month period begins on the date of the first purchase."

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